Note 9 - Goodwill and Other Intangible, Net - Estimated Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
2020	$ 49
2021	49
2022	49
2023	49
2024	49
Thereafter	74
Total	$ 319	$ 368